Exhibit 10.12

AMENDMENT

THIS AMENDMENT is made as of the 1st day of May, 2000, between General Electric Capital Corporation (“Secured Party”) and Xcyte Therapies, Inc. (“Debtor”) in connection with that certain Master Security Agreement dated or dated as of May 1, 2000 (“Agreement”). The terms of this Agreement are hereby incorporated into the Agreement as though fully set forth therein. Section references below refer to the section numbers of the Agreement. The Agreement is hereby amended as follows:

2. REPRESENTATIONS, WARRANTIES AND COVENANTS OF DEBTOR.

Delete subsection (i) and replace with the following:

“(i) The Collateral is, and will remain, in good condition and repair, subject to ordinary wear and tear.”

3. COLLATERAL.

In subsection (b)(ii) after “all of the Collateral in”, insert “reasonably”.

“(c) Debtor shall not, without the prior written consent of Secured Party, (i) part with possession of any of the Collateral (except to Secured Party or for maintenance and repair), (ii) remove any of the Collateral from the address specified in the Collateral Schedule, or (iii) sell, rent, lease, mortgage, grant a security interest in or otherwise transfer or encumber (except for Permitted Liens) any of the Collateral.”

In subsection (d), line 1 after “when due all taxes” insert “(excluding taxes on Secured Party’s income)”.

4. INSURANCE.

In line 4, insert “reasonably” before “acceptable to Secured Party.” Also, in line 4, before “Debtor shall deliver”, insert the sentence “The deductible amount will not exceed $1,000 per occurrence.”

In subsection (b), line 6, delete “thirty (30) days” and replace with “twenty (20)” days.

In subsection (b), line 7, before “Debtor appoints Secured Party”, insert “In the event of default by Debtor under this Agreement,”

In subsection (b), line 9, after “Debtor is in default”, insert “under this Agreement”. Also in line 9, before “Proceeds of insurance shall be applied”, insert “After consultation with Debtor,”.

5. REPORTS.

Delete Section 5 and replace with the following:

“5. REPORTS.

(a) Debtor shall promptly notify Secured Party of (i) any change in the name of Debtor, (ii) any relocation of its chief executive offices, (iii) any relocation of any Collateral, which relocation may not be made unless Debtor has obtained the prior written consent of Secured Party, (iv) any of the Collateral being lost, stolen, missing, destroyed, materially damaged or worn out, or (v) any lien, claim or encumbrance other than Permitted Liens attaching to or being made against any of the Collateral.

(b) Debtor will deliver to Secured Party financial statements as follows. If Debtor is privately held company, then Debtor agrees to provide monthly financial statements, certified by Debtor’s chief financial officer including a balance sheet, and statement of operations within 30 days of each month end, and its complete audited annual financial statements, including a balance sheet, statement of operations and cash flow statement, certified by a recognized firm of certified public accountants, at such time as Debtor’s Board of Directors receives the audit, but in no event later than 180 days from Debtors’ fiscal year end. If Debtor is a publicly held company, then Debtor agrees to provide quarterly and annual audited statements, certified by a recognized firm of certified public accountants, within 10 days after the statements are provided to the Securities and Exchange Commission (“SEC”). All such statements are to be prepared using generally accepted accounting principles and, if Debtor is a publicly held company, are to be in compliance with SEC requirements.”

6. FURTHER ASSURANCES.

In subsection (b), line 1, before “Debtor irrevocably grants”, insert “Only in the event of Debtor’s default under this Agreement,”.

In subsection (c), line 2, after “without limitation, related” insert “reasonable”.

7. DEFAULT AND REMEDIES.

In subsection (a) (i), after “obligation to pay”, insert “within ten (10) days of the date”.

In subsection (a) (vi), line 2, after “or any of the Collateral”, insert “and not discharged or dismissed within (30) days of commencement and”.

In subsection (a) (vii), insert the following after “Secured Party” and before the semicolon: “and all applicable notice and cure periods have lapsed”.

In subsection (c) (ii), after “legal process”, insert “to the extent permitted by applicable law”.

In subsection (c) (iii), before “sell the Collateral”, insert “after five (5) days written notice to Debtor by registered or certified mail,”.

In subsection (d), line 4, after “liable for any”, insert “remaining”.

8. MISCELLANEOUS.

In subsection (a), line 1, after “may be assigned” insert “(without changing the terms of this Agreement or any other document assigned)”.

TERMS USED, BUT NOT OTHERWISE DEFINED HEREIN SHALL HAVE THE MEANINGS GIVEN TO THEM IN THE AGREEMENT. EXCEPT AS EXPRESSLY AMENDED HEREBY, THE AGREEMENT SHALL REMAIN IN FULL FORCE AND EFFECT. IF THERE IS ANY CONFLICT BETWEEN THE PROVISIONS OF THE AGREEMENT AND THIS AMENDMENT, THEN THIS AMENDMENT SHALL CONTROL.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment simultaneously with Agreement by signature of their respective authorized representative set forth below.

General Electric Capital Corporation		Xcyte Therapies, Inc.

By:	/s/ Barbara Kaiser	By:	/s/ Ronald J. Berenson
Title:	EVP/GM	Title:	President & CEO